3Q 2022 Earnings Presentation November 1st, 2022 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with CECL accounting; the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The COVID-19 pandemic may impact Regional Management’s operations and financial condition and may also magnify many of the existing risks and uncertainties. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

3Q 2022 Financial Highlights Net income of $10.1 million, or $1.06 diluted EPS Total revenue increased $20.0 million, or 17.9% Interest and fee income up 16.8% primarily due to a 26.1% increase in ANR Insurance income, net increased by $2.6 million due to portfolio growth Provision for credit losses increased $22.0 million, or 84.2% Net credit losses higher by $20.4 million on higher ANR and credit normalization Increase in provision of $1.6 million from a $12.3 million reserve build in 3Q 22 compared to a $10.7 million reserve build in 3Q 21 Operating expense ratio decreased 0.5% from the prior-year period and 1.2% excluding non-operating items (non-GAAP) Revenue growth outpaced G&A expense growth by 1.9x (2.4x excluding non-operating items, non-GAAP) Interest expense increased $3.0 million, or 34.6% Primarily driven by ANR growth of $324.6 million Interest expense as a percent of ANR increased 20 basis points 3

Year-over-year growth rate intentionally reduced from credit tightening actions 3Q 22 branch originations are down 8.1% year-over-year Proactive growth initiative originations of $41.3 million in 3Q 22 offset credit tightening actions Digital channel all-time high originations of $56.3 million, up from $48.1 million in 3Q 21 3Q 22 delinquency of 7.2% included 30 basis points from three high APR segments with profitable net credit margins Quarterly Origination Trend Monthly Origination Trend 30+ Day Delinquencies 4 ($ in millions) ($ in millions) ($ in millions) Originations and Delinquency Trend

Record originations driven by affiliate expansion; offset by credit tightening actions Digital originations are sourced from either our affiliate partnerships or directly from our website All digitally sourced loans are underwritten by our custom credit scorecards and serviced by our branches Digital volume represented 31.9% of our total new borrower volume in 3Q 22 Large loans represented 67.0% of new digitally sourced loans booked 92% of 3Q 22 originations were 600+ FICO vs. 83% in 3Q 19 Digitally Sourced Origination Volume Trend 5 ($ in millions) Digitally Sourced Originations – Record High

Controlled Portfolio Growth and Solid Small Loan Growth Generated sequential portfolio growth of $82 million, or 5.4%, in 3Q 22 Achieved year-over-year loan growth of $293 million, or 22.3%, in 3Q 22, down from 30.8% in 1Q 22 as a result of credit tightening for disciplined growth Continued the mix shift toward large loans Produced solid sequential small loan portfolio growth of $25 million, or 5.5%, in 3Q 22, which will support future revenue yield to offset inflationary pressures As of September 30, 2022, 85% of net finance receivables were at or below 36% APR Product Mix 6

Higher ENR Per Branch is Driving Efficiency (1) Same store sales reflect the change in year-over-year sales for the comparable branch base. The comparable branch base includes those branches open for at least one year. 7 ($ in thousands) Branch consolidations and our new state, lighter footprint strategy with larger branches, are driving strong ENR per branch in all age cohorts Same store(1) year-over-year growth rate of 19.2% in 3Q 22 vs. 22.7% in the prior-year period Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years

(1) Annualized total revenue and interest and fee as a percentage of average net receivables Total revenue yield decreased 230 basis points year-over-year and increased 20 basis points sequentially Interest and fee yield decreased 240 basis points year-over-year and 20 basis points sequentially due to the continued mix shift to larger loans, credit tightening on higher rate loans, and the impact of credit normalization on revenue reversals and non-accrual loans As of September 30, 2022, 85% of net finance receivables were at or below 36% APR Total Revenue Average Net Finance Receivables Total Revenue and Interest & Fee Yield 8 Note: Table above reflects changes in total revenue yield ($ in millions) ($ in millions) Revenue Up 17.9% on Controlled Receivable Growth

Recent Credit Trends 30+ days past due of 7.2% included 30 basis points from three high APR segments with profitable net credit margins Pre-pandemic 30+ days past due was 6.5% in 3Q 19 30+ days past due of $116.0 million compares favorably to loan loss reserves of $179.8 million as of 3Q 22 3Q 22 net credit loss rate of 9.1% included a 60 basis point impact from three high APR segments with profitable net credit margins Pre-pandemic net credit loss rate was 8.1% in 3Q 19 30+ & 90+ Delinquency Rates 9 ($ in millions) Net Credit Loss Rates

Reserved For Stressed Credit Losses In 3Q 22, we increased our loan loss reserves by $12.3 million, including an incremental $4.1 million in reserves related to macroeconomic impacts. The 3Q 22 ending reserve included $19.0 million, or 10.6% of total loan loss reserves, associated with potential future macroeconomic impacts on credit losses. 10 ($ in millions) Loan Loss Reserves

Achieving Operating Leverage While Investing in Our Business Operating expense ratio improved 0.5% from the prior year and 1.2% excluding non-operating items (non-GAAP) Costs for discontinuing the retail loan product and acceleration of lease expense associated with relocating our Texas office were $0.6 million in 3Q 22, which increased the ratio 0.2% Incremental deferrals associated with digital loan origination costs of $1.5 million decreased the ratio by 0.5% in the prior year period Revenue growth outpaced G&A expense growth by 1.9x (2.4x excluding non-operating items, non-GAAP) Revenue increase of $20.0 million and G&A expense increase of $10.4 million ($8.3 million excluding non-operating items, non-GAAP) Operating Expense Ratio (2) (3) Annualized general and administrative expenses as a percentage of average net finance receivables Adjusted to exclude severance related to workforce actions of $0.8 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Adjusted to exclude incremental deferrals associated with digital loan origination costs of $1.5 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Adjusted to exclude costs for discontinuing the retail loan product and acceleration of lease expense associated with relocating our Texas office of $0.6 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. ($ in millions) 11 Operating Expense Improvement (4) (4) (3)

Cost of Funds 12 Sold $100 million of interest rate caps in 3Q 22 and locked in $2.3 million of lifetime market value gains Interest expense as a percentage of ANR increased 20 basis points year-over-year Interest Expense ($ in millions) (1) Market value (increase) decrease on interest rate caps (“MTM” or mark-to-market value) (1)

As of September 30, 2022, total unused capacity was $565 million (subject to borrowing base) Available liquidity of $181 million as of September 30, 2022 Fixed-rate debt represented 81% of total debt as of September 30, 2022, and had a weighted-average revolving duration of 2.4 years Fixed-rate debt represented nearly 100% of total debt following the closing of the securitization on October 20, 2022, with a weighted-average revolving duration of 2.3 years Strong Funding Profile Debt Capacity Fixed vs. Variable Debt Funded Debt Ratios 13 ($ in millions) Weighted-average coupon Private securitization that allows for fixed rate funding of loans with APRs greater than 36%, resulting in a higher WAC than prior securitizations for funding of loans with APRs at or below 36% This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Annualized interest expense as a percentage of average net finance receivables (2) (1) ($ in millions)

Appendix 14

Significant Capacity to Absorb Losses Trailing twelve months (TTM) from 4Q 21 through 3Q 22 Pre-tax pre-provision income (PTPP) is a non-GAAP measure and is defined as net income, plus income taxes and provision for credit losses. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Net credit losses as a percentage of average net finance receivables 15

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 16 The interest expense on our senior revolver and the Credit Suisse and Wells Fargo Bank warehouse facilities will be based on SOFR (secured overnight financing rate) plus a margin beginning in October 2022. WAC does not include the retained class C bond of $16.28 million at 7.75%

Consolidated Income Statements 17

Consolidated Balance Sheets 18

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. The company has presented non-GAAP measures that adjust for workforce actions taken (3Q 20), incremental deferrals associated with digital loan origination costs (3Q 21), and costs for discontinuing the retail loan product and acceleration of lease expense associated with relocation of our Texas office (3Q 22). The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our core operating results. As a result, the company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. In addition, pre-tax pre-provision income and absorption capacity including pre-tax pre-provision income are non-GAAP measures that adjust GAAP measures to exclude income taxes and provision for credit losses. Management uses these absorption measures to evaluate and manage the company’s position to absorb losses. The company also believes that these absorption measures provide useful information to users of the company’s financial statements in the evaluation of its capacity to absorb losses. Furthermore, tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures.  Annualized general and administrative expenses as a percentage of average net finance receivables Non-operating G&A expense items include severance costs of $778 related to workforce actions Non-operating G&A expense items include incremental deferrals associated with digital loan origination costs of $1,522 Non-operating G&A expense items include costs for discontinuing the retail loan product and acceleration of lease expense associated with relocation of Texas office of $559 (2) (3) 19 (4)

Non-GAAP Financial Measures (Cont’d) 20 Trailing twelve months (TTM) from 4Q 21 through 3Q 22 (1)

Non-GAAP Financial Measures (Cont’d) 21